UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 3, 2008

Papa John's International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21660	61-1203323
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2002 Papa John's Boulevard Louisville, Kentucky	40299-2367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(502) 261-7272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2008, the Board of Directors (the “Board”) of Papa John’s International, Inc. (the “Company”) elected John H. Schnatter, 47, to the office of interim Chief Executive Officer of the Company, effective December 4, 2008.

Mr. Schnatter succeeds Nigel Travis, who served as Papa John’s President and Chief Executive Officer and a member of the Board since 2005. Mr. Travis is leaving the company to pursue another opportunity. Mr. Travis resigned as a member of the Board on December 4, 2008. The Company and Mr. Travis are finalizing the terms of his severance arrangements, which will be disclosed in a report on Form 8-K once agreed upon.

On December 3, 2008, the Board also designated a Board search committee comprised of William M. Street, who will serve as chair, Alexander W. Smith, Olivia F. Kirtley, Norborne P. Cole, Jr. and Mr. Schnatter, to undertake a search for a permanent Chief Executive Officer.

Mr. Schnatter created the Papa John's concept and founded the Company in 1985. He served as Chairman of the Board and Chief Executive Officer from 1990 until April 2005, and as President from 1985 to 1990 and from 2001 until April 2005. From April 2005 until May 2007 he served as Executive Chairman of the Company, an executive officer position. In May 2007, Mr. Schnatter assumed non-executive officer status with the Company, continuing to chair the Board as Founder Chairman.

The terms of Mr. Schnatter’s compensation for his service as interim Chief Executive Officer are being considered by the Board’s Compensation Committee, and will be disclosed in a report on Form 8-K once finalized.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on December 4, 2008. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Papa John’s International, Inc., dated December 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Papa John's International, Inc.
(Registrant)

Date: December 4, 2008	By:/s/ J. David Flanery Name: J. David Flanery Senior Vice President and Chief Financial Officer